Exhibit 32.1

MUSTANG BIO, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mustang Bio, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Manuel Litchman, M.D., President, Chief Executive Officer and Interim Chief Financial Officer (Principal Executive and Financial Officer), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for, the periods presented in the Report.

August 8, 2025	By:	/s/ Manuel Litchman
Manuel Litchman, M.D., President, Chief Executive Officer and Interim Chief Financial Officer
(Principal Executive and Financial Officer)